UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017

Impax Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA		94544
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 240-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 6, 2017, Impax Laboratories, Inc. (the “Company”) entered into a supplemental indenture (the “First Supplemental Indenture”) to the indenture (the “Indenture”), dated as of June 30, 2015, by and between the Company and Wilmington Trust, National Association, a national banking association, as Trustee, under which the Company previously issued its 2.00% Convertible Senior Notes due 2022 (the “Notes”). The First Supplemental Indenture was entered into to effectuate certain amendments to the Indenture in connection with the consummation of the Company’s consent solicitation, as further described under Item 7.01 of this Current Report on Form 8-K. The First Supplemental Indenture (a) amends a covenant in the Indenture relating to the Company’s corporate existence, (b) allows the Company to satisfy its reporting requirements by providing reports of any parent entity, (c) adds a provision to the Indenture requiring the Company to make and consummate a tender offer for any outstanding notes under the Indenture, and (d) expressly authorizes the Company to consummate the transactions contemplated by the Business Combination Agreement, dated as of October 17, 2017 (the “Business Combination Agreement”), by and among the Company, Atlas Holdings, Inc., K2 Merger Sub Corporation and Amneal Pharmaceuticals LLC ((a) through (d), the “Proposed Amendments”).

The foregoing summary is qualified in its entirety by the full text of the First Supplemental Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 6, 2017, the Company announced the results of a consent solicitation for holders of the Notes to amend the Indenture to effectuate the Proposed Amendments. The Company initiated the consent solicitation pursuant to the requirements of the Business Combination Agreement. The Company received the requisite number of consents to amend the Indenture and entered into the First Supplemental Indenture. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated November 6, 2017, by and between Impax Laboratories, Inc. and Wilmington Trust, National Association.

99.1	Press release, dated November 6, 2017, issued by Impax Laboratories, Inc.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated November 6, 2017, by and between Impax Laboratories, Inc. and Wilmington Trust, National Association.

99.1	Press release, dated November 6, 2017, issued by Impax Laboratories, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAX LABORATORIES, INC.

By	/s/ Bryan M. Reasons
Name:	Bryan M. Reasons
Title:	Senior VP, Finance and Chief Financial Officer

Date: November 6, 2017

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